SCHEDULE 14A INFORMATION
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

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[X]Definitive Additional Materials                by Rule 14a-6(e)(2))
[ ]Soliciting Material Under Rule 14a-12

                              CENTRAL BANCORP, INC.
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                (Name of Registrant as Specified in Its Charter)


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
William P. Morrissey                                                Immediately
Senior Vice President
(617) 628-4000


                  CENTRAL BANCORP, INC. CONVENES ANNUAL MEETING
                   POLLS TO REMAIN OPEN UNTIL OCTOBER 11, 2002

     SOMERVILLE, MASSACHUSETTS, September 30, 2002 - Central Bancorp, Inc. (NASDAQ: CEBK) today announced that its 2002 Annual Meeting of Stockholders has been adjourned until Friday, October 11, 2002 at 3:00 p.m. Stockholders will continue to be able to cast their votes in the election of directors until that time.

     John D. Doherty, President & Chief Executive Officer of Central Bancorp, Inc., said at the meeting, "In light of the importance of this election and the fact that a significant number of shares are not present in person or by proxy, the polls will remain open to allow the greatest number of stockholders possible to cast their votes."

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